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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            INTUITIVE SURGICAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                      Delaware                                                        77-0416458
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      (State of incorporation or organization)                           (I.R.S. Employer Identification No.)

     1340 W. Middlefield Rd., Mountain View, CA                                          94043
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     (Address of principal executive offices)                                          (Zip Code)

If this form relates to the registration of a class of        If this form relates to the registration of a class
securities pursuant to Section 12(b) of the Exchange Act      of securities pursuant to Section 12(g) of the Exchange
and is effective pursuant to General Instruction A.(c),       Act and is effective pursuant to General Instruction
please check the following box. [ ]                           A.(d), check the following. [X]
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Securities Act registration statement number to which
this form relates:                                                   333-33016
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                                                                  (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class to                                    Name of Each Exchange on Which
       be so Registered                                       Each Class is to be Registered
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            None
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

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of class)
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 64 of the Prospectus included in the Registrant's Registration Statement on Form S-1, Registration No. 333-33016, initially filed with the Securities and Exchange Commission on March 22, 2000, as amended by Amendment No. 1 thereto filed May 2, 2000, by Amendment No. 2 thereto filed May 11, 2000, and by Amendment No. 3 thereto filed May 16, 2000, and are incorporated herein by reference.

ITEM 2. EXHIBITS.

EXHIBIT
NUMBER      DESCRIPTION
3.1         Restated Certificate of Incorporation of the Registrant.(1)
3.1.1       Certificate of Amendment of Restated Certificate of Incorporation of
            the Registrant.(1)
3.2         Form of Amended and Restated Certificate of Incorporation of the
            Registrant to be effective upon the closing of the offering.(1)
3.3         Bylaws of the Registrant.(1)
4.2         Specimen Stock Certificate.(1)

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(1)  Filed as the like-numbered exhibit to the Registration Statement and incorporated herein by reference.



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     INTUITIVE SURGICAL, INC.
                                     (Registrant)


Date: May 23, 2000                   By: /s/ LONNIE M. SMITH
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                                     Lonnie M. Smith
                                     President and Chief Executive Officer



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